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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 2, 2002
                 -----------------------------------------------
                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Massachusetts                  0-25560                04-2777507
-------------------------------     --------------      -----------------------
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
   Incorporation or Organization)       Number)            Identification No.)


                                  2 Cabot Road
                           Hudson, Massachusetts 01749
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (978) 567-4000
                    ---------------------------------------
               Registrant's telephone number, including area code


                         Exhibit Index Located on Page 3

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Item 5.  Other Events.

On April 4 and April 2, 2002, ACT Manufacturing, Inc. issued press releases, which press releases are filed as Exhibits 99.1 and 99.2, respectively, hereto and are incorporated herein by reference. The Revolving Credit and Guaranty Agreement dated January 25, 2002, among ACT Manufacturing, Inc. and those of its subsidiaries and the lenders named as parties therein, which agreement is discussed in the April 2, 2002 press release, is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired. Not applicable.

     (b)  Pro forma financial information. Not applicable.

     (c)  Exhibits.


Exhibit No.       Description
-----------       -----------
99.1              Press Release dated April 4, 2002.

99.2              Press Release dated April 2, 2002.

99.3 Revolving Credit and Guaranty Agreement dated January 25, 2002, among ACT Manufacturing, Inc. and those of its subsidiaries and the lenders named as parties therein.


                                       -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACT Manufacturing, Inc.


Date:  April 9, 2002                     By:     /s/ Joseph S. Driscoll
                                            ------------------------------------
                                             Joseph S. Driscoll
                                             Executive Vice President and
                                             Chief Financial Officer


                                       -3-

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release dated April 4, 2002.

99.2              Press Release dated April 2, 2002.

99.3 Revolving Credit and Guaranty Agreement dated January 25, 2002, among ACT Manufacturing, Inc. and those of its subsidiaries and the lenders named as parties therein.